UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2018

Data I/O Corporation
(Exact name of registrant as specified in its charter)

Washington	0-10394	91-0864123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6645 185th Ave. N.E., Suite 100, Redmond, WA 98052
(Address of principal executive offices, including zip code)

(425) 881-6444
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                                         □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act                                                                                                                    □

Items reported in this filing:

Item 5.07:  Submission of Matters to a Vote of Security Holders

Item 7.01:  Regulation FD Disclosure

Item 5.07:  Submission of Matters to a Vote of Security Holders

Annual Meeting of Shareholders Voting Results.

FIRST:                  The Annual Meeting of Shareholders of Data I/O Corporation was convened at 10 a.m. Pacific, on May 21, 2018, at the Company’s headquarters, 6645 185th Ave NE, Suite 100, Redmond, Washington.

SECOND:            There were issued and outstanding on March 23, 2018, the record date, 8,293,267 shares of Common Stock.

THIRD:                There were present at said meeting in person or by proxy, shareholders of the Corporation who were the holders of 7,270,924 (87.67%) shares of Common Stock entitled to vote, thereby constituting a quorum.

FOURTH:            The following nominees for election as Directors, to hold office for a term as defined in the proxy statement and until their successors are duly elected and qualified, received the number of votes set opposite their respective name:

Nominee	For	Withheld	Broker Non-votes
Anthony Ambrose	3,676,545	48,504	3,545,875
Brian T. Crowley	3,563,495	161,229	3,545,875
Alan B. Howe	2,008,101	1,716,948	3,545,875
Douglas W. Brown	3,585,023	140,026	3,545,875
Mark J. Gallenberger	3,584,958	139,766	3,545,875

The aforesaid nominees have been elected as Director.

              FIFTH:                 The proposal to ratify the continued appointment of Grant Thornton LLP as the Company’s independent auditors, received the following votes:

                                                                                                                              Percentage of For &

                                                                                      Votes                             Against on this Proposal

For                                                                         7,140,710                                       98.21

Against                                                                     120,727                                         1.66

Abstain                                                                         9,487                                         0.13

The foregoing proposal has been approved.

              SIXTH:                 The Amendment to the Data I/O 2000 Stock Compensation Incentive Plan, received the following votes:

                                                                                                                              Percentage of For &

                                                                                      Votes                             Against on this Proposal

For                                                                         3,496,902                                       93.87

Against                                                                     214,769                                         5.77

Abstain                                                                       13,378                                         0.36

Broker non-votes:                                              3,545,875

The foregoing proposal has been approved.

              SEVENTH:           The advisory vote (Say on Pay) approving the compensation of the Company’s named executive officers, received the following votes:

                                                                                                                              Percentage of For &

                                                                                      Votes                             Against on this Proposal

For                                                                         3,547,196                                       95.23

Against                                                                     153,140                                         4.11

Abstain                                                                       24,713                                         0.66

Broker non-votes:                                              3,545,875

The foregoing proposal has been approved.

EIGHTH:                            The advisory vote (Say on Frequency) approving the frequency of the advisory vote approving the compensation of the Company’s named executive officers, received the following votes:

                                                                                                                              Percentage of For &

                                                                                      Votes                             Against on this Proposal

One year                                                               3,177,777                                       85.31

Two years                                                                152,688                                         4.10

Three years                                                             389,449                                       10.45

Abstain                                                                         5,135                                         0.14

Broker non-votes:                                              3,545,875

The Frequency of One Year on advisory votes has been approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          Data I/O Corporation

May 21, 2018                              By _/s/Joel S. Hatlen_________

                                                          Joel S. Hatlen

                                                          Vice President

                                                          Chief Operating & Financial Officer

                                                          Secretary and Treasurer